TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

LISA M. PROCH

I, Lisa M. Proch, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa M. Proch	Dated as of April 1, 2022
Lisa M. Proch

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form S-6

File Numbers:

333-114401

333-114404

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

SAMIR SRIVASTAVA

I, Samir Srivastava, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Samir Srivastava	Dated as of April 1, 2022
Samir Srivastava

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form S-6

File Numbers:

333-114401

333-114404

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

ROBERT W. STEIN

I, Robert W. Stein, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of April 1, 2022
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form S-6

File Numbers:

333-114401

333-114404

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

RONALD K. TANEMURA

I, Ronald K. Tanemura, do hereby authorize Mike Knowles, Judd Thompson and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Ronald K. Tanemura	Dated as of April 1, 2022
Ronald K. Tanemura

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2022

Filed on Form S-6

File Numbers:

333-114401

333-114404

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

James O’Grady

I, James O’Grady, do hereby authorize Mike Knowles, Judd Thompson, and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the file numbers listed in Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ James O’Grady	Dated as of: April 1, 2024
James O’Grady

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney Dated as of April 1, 2024

Filed on Form S-6

File Numbers:

333-114401

333-114404

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Oliver Jakob

I, Oliver Jakob, do hereby authorize Mike Knowles, Judd Thompson, and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the file numbers listed in Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Oliver Jakob	Dated as of: April 1, 2024
Oliver Jakob

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney Dated as of April 1, 2024

Filed on Form S-6

File Numbers:

333-114401

333-114404

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Lindsay Mastroianni

I, Lindsay Mastroianni, do hereby authorize Mike Knowles, Judd Thompson, and/or Kristy Lieberman, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the file numbers listed in Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lindsay Mastroianni	Dated as of: April 1, 2024
Lindsay Mastroianni

Appendix A

Talcott Resolution Life Insurance Company

Power of Attorney Dated as of April 1, 2024

Filed on Form S-6

File Numbers:

333-114401

333-114404